                                                                     EXHIBIT T3F

                            CROSS REFERENCE SHEET/1/

     Provisions of Trust Indenture Act of 1939, as amended and Indenture to be dated as of August ___, 2000 among NEW MILLENNIUM HOMES, LLC and U.S. Bank Trust National Association, Trustee:

                     Section of the Act                               Section of Indenture
--------------------------------------------------------------  ------------------------------
310(a)........................................................  8.8
310(a)(1) and (2).............................................  8.9, 8.10(b)
310(b)........................................................  8.8, 8.9(b), 8.10, 8.11, 13.7
311...........................................................  13.7
311(a)........................................................  5.1, 5.2, 8.12
312...........................................................  5.3
312(a)........................................................  5.1, 5.2, 13.7
312(b)........................................................  5.2, 13.7
312(c)........................................................  13.7
313...........................................................  5.3, 13.7
313(c)........................................................  2.2, 7.11
314...........................................................  13.7
314(a)........................................................  4.6
314(c)(1) and (2).............................................  13.5
314(e)........................................................  13.5
315(a), (c) and (d)...........................................  8.1, 13.7
315(b)........................................................  7.11, 13.7
315(e)........................................................  7.12, 8.9(b), 13.7
316(a)........................................................  7.6, 13.7
316(b)........................................................  7.6, 13.7
317(a)........................................................  7.2
317(b)........................................................  4.4
318(a)........................................................  13.7

---------------------
/1/  This Cross Reference Sheet is not part of the Indenture.

                                       v